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                                                                    Exhibit 99.3

                        Dated                      1997



                             ANTHONY DAVID GALLEY              (1)



                        ASPECT VISION HOLDINGS LIMITED         (2)



                                       AND



                          THE COOPER COMPANIES, INC.           (3)



                 ----------------------------------------------

                               EARN OUT AGREEMENT

                 ----------------------------------------------



                                 CAMERON MCKENNA
                                   MITRE HOUSE
                              160 ALDERSGATE STREET
                                 LONDON EC1A 4DD

                              T +44(0)171 367 3000
                              F +44(0)171 367 2000


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THIS AGREEMENT is made the            day of November 1997

BETWEEN:-

(1) ANTHONY DAVID GALLEY of Beacon Way, The Hangars, Bishops Waltham, SO32 1FZ ("Mr. Galley");

(2) ASPECT VISION HOLDINGS LIMITED (registered in England with number 3448379) whose registered office is at Mitre House, 160 Aldersgate Street, London EC1A 4DD ("AVH"); and

(3) THE COOPER COMPANIES, INC. a company incorporated in Delaware whose principal office is at 6140 Stoneridge Mall Road, Suite 590, Pleasanton, CA 94588, USA ("TCC").

WHEREAS:

(A)  Immediately prior to the exchange and execution of this Agreement:

     - TCC was the beneficial owner of all the fully paid ordinary shares of 10p each in the capital of AVH;

     - AVH had undertaken to Mr. Galley to issue to him a loan note as part of the consideration for the sale of his shares in Contact Lens Technologies Limited and New Focus Health Care Limited entitling him to participate in an earn out payment by AVH, the terms of the instrument which will constitute the loan note are set out in EXHIBIT 1 to this Agreement;

     - AVH intends to adopt an unapproved share option scheme, the rules of which are attached as EXHIBIT 2 to this Agreement;

     - AVH intends to grant options over authorised but unissued ordinary shares in the capital of AVH to those persons (other than Mr. Galley) listed in SCHEDULE 1.

(B) AVH may grant options pursuant to the rules of the share option scheme referred to in (A) above to additional persons after the date hereof.

(C) The rules of the said share option scheme provide that on the grant of options pursuant to the said scheme the person accepting such a grant shall enter into a deed of adherence in the form set out in EXHIBIT 3 to this Agreement.

(D) Mr. Galley and TCC are entering into this Agreement to define their relationship with one another regarding the future management of AVH, to agree the means of calculating the principal amount of the loan note referred to above and to set out the terms of options relating to holdings of shares in AVH which will result from the exercise of options granted pursuant to the share option scheme referred to above.

WHEREBY IT IS AGREED as follows:

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1.   DEFINITIONS AND INTERPRETATION

1.1 In this Agreement the following words and expressions have the meaning set opposite them:

     "ACCOUNTING STANDARDS":       statements of standard accounting practice
                                   (including financial reporting standards) issued pursuant to section 256, CA 85 by the ASB;

     "A DIRECTORS":                from time to time those Directors appointed
                                   by TCC;

     "AFFILIATES":                 in relation to any body corporate, any
                                   holding company or subsidiary undertaking of such body corporate or any subsidiary undertaking of a holding company of such body corporate;

     "AGREEMENT":                  this agreement including its recitals and the
                                   schedules hereto;

     "ARTICLES":                   the articles of association of AVH;

     "ASB": Accounting Standards Board Limited (registered number 2526824) or such other body prescribed by the Secretary of State from time to time pursuant to Section 256, CA 85;

     "AVH'S ACCOUNTANTS":          KPMG of 8 Salisbury Square, London EC4Y 8BB;

     "B DIRECTORS":                from time to time those Directors appointed
                                   by Mr. Galley;

     "BALANCE SHEET DATE":         31 October;

     "BOARD":                      the board of Directors of AVH;

     "BUSINESS DAY":               a week day (other than a Saturday) when banks
                                   are open for business in London;

     "CA85":                       Companies Act 1985;

     "CALL OPTIONS":               the call options over the Remaining Shares
                                   granted by each of the Optionholders to TCC pursuant to CLAUSE 2.1;

     "COMPLETION":                 the performance by the parties of all their
                                   obligations under CLAUSE 2.7 in respect of the First Tranche and the Second Tranche;

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     "CONFIDENTIAL INFORMATION":   all information supplied by or on behalf of a
                                   party in the negotiations leading to, this Agreement and which relates to;

                                  (a) the provisions of this  Agreement;

                                  (b) the negotiations relating to this
                                      Agreement;

                                  (c) TCC;

     "COOPER VISION":              Cooper Vision Inc, a wholly owned subsidiary
                                   of TCC;

     "CLT":                        Contact Lens Technologies Limited;

     "DEED OF ADHERENCE":          the deed of adherence set out in EXHIBIT 3 to
                                   this Agreement which is referred to in
                                   recital (C) above the effect of which is to extend to those Managers who are not parties to this Agreement, the rights and obligations of the Managers which are described in this Agreement;

     "DIRECTORS":                  the directors of AVH from time to time;

     "EOLN": the loan note for the Principal Amount calculated in accordance with SCHEDULE 3 to be issued by AVH to Mr. Galley which will be constituted by the instrument, the terms of which are set out in EXHIBIT 1, which loan note will represent part of the consideration payable by AVH in respect of the purchase of Mr. Galley's holdings of shares in CLT and NFHC;

     "EXERCISE NOTICE":            a notice served upon the Optionholders (or
                                   any of them) by TCC exercising a Call Option and/or a notice served upon TCC by any of the Optionholders exercising a Put Option
                                   (whether in respect of the First Tranche or the Second Tranche, as the case may be);

     "FINANCIAL YEAR":             each accounting reference period of AVH and
                                   the Subsidiaries which will end on 31 October in each year subject to any longer or shorter period determined by the Board;

     "FIRST CALL OPTION PERIOD"    the period commencing on 1 May 2001 and
                                   terminating on 31 October 2001;

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     "FIRST PUT OPTION PERIOD":    the period commencing on 1 December 2000 and
                                   terminating on 30 April 2001;

     "FIRST OPTION PRICE":         the price per Remaining Share comprised in
                                   the First Tranche calculated pursuant to
                                   SCHEDULE 3;

     "FIRST TRANCHE":              half of the total number of Remaining Shares
                                   held by the Optionholders;

     "GROUP":                      AVH and its subsidiaries;

     "LEVEL 1/LEVEL 2 EMPLOYEES":  those employees of the Group who hold senior positions;

     "MANAGERS":                   Mr. Galley and the Optionholders;

     "MANAGERS' ACCOUNTANTS":      any accountants appointed by Mr. Galley to
                                   act as such from time to time;

     "MANAGERS' SOLICITORS":       Travers Smith Braithwaite of 10 Snow Hill,
                                   London EC1A 2AL;

     "NFHC":                       New Focus Health Care Limited;

     "OPTION ACCOUNTS":            the consolidated accounts of the Group
                                   referred to in CLAUSE 3, prepared in
                                   accordance with SCHEDULE 2;

     "OPTIONHOLDERS":              those persons who, as at today's date, hold
                                   options to subscribe for shares in the
                                   capital of AVH pursuant to the Scheme and whose names are set out in SCHEDULE 1 and such other persons who from time to time participate in the Scheme;

     "OPTION PRICES":              the First Option Price and the Second Option
                                   Price;

     "PRINCIPAL AMOUNT":           the principal amount of the EOLN calculated
                                   pursuant to SCHEDULE 3;

     "PROCEEDINGS":                any proceedings, suit or action arising out
                                   of or in connection with this Agreement;

     "PUT OPTIONS":                the put options over the Remaining Shares
                                   granted by TCC to each of the Optionholders pursuant to CLAUSE 2.1;

     "REMAINING SHARES":           up to 4,500 ordinary shares of 10p each in
                                   the share capital of AVH which result from the exercise of options granted under the terms of the Scheme;

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     "SCHEME":                     the unapproved share option scheme adopted by
                                   AVH, the rules of which are attached as
                                   EXHIBIT 2 to this Agreement;

     "SECOND CALL OPTION PERIOD":  the period commencing on 1 May 2002 and terminating on 31 October 2002;

     "SECOND PUT OPTION PERIOD":   the period commencing on 1 December 2001 and
                                   terminating on 30 April 2002;

     "SECOND OPTION PRICE":        the price per Remaining Share comprised in
                                   the Second Tranche calculated pursuant to
                                   SCHEDULE 3;

     "SECOND TRANCHE":             half of the total number of Remaining Shares
                                   held by the Optionholders;

     "SUBSIDIARIES":               those companies which are subsidiaries of AVH
                                   following completion of the Purchase
                                   Agreements as the same are defined in the Umbrella Agreement;

     "UMBRELLA AGREEMENT":         the agreement of the date hereof made between
                                   Mr. Galley, AVH and TCC relating to the sale and purchase of shares in AVC and other companies.

1.2 The table of contents and headings in this Agreement are inserted for convenience only and shall not affect its construction.

1.3 Unless the context otherwise requires words denoting the singular shall include the plural and vice versa, references to any gender shall include all other genders and references to persons shall include bodies corporate, unincorporated associations and partnerships in each case whether or not having a separate legal personality. References to the word "include" or "including" are to be construed without limitation.

1.4 References to recitals, schedules and clauses are to recitals and schedules to and clauses of this Agreement unless otherwise specified and references within a schedule to paragraphs are to paragraphs of that schedule unless otherwise specified.

1.5 References in this Agreement to any statute, statutory provision or EC Directive include a reference to that statute, statutory provision or EC Directive as amended, extended, consolidated or replaced from time to time (whether before or after the date of this Agreement) and include any order, regulation, instrument or other subordinate legislation made under the relevant statute, statutory provision or EC Directive.

1.6 Words and expressions defined in the Umbrella Agreement shall, to the extent not inconsistent, bear the same meanings in this Agreement.

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1.7  References to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall in respect of any jurisdiction other than England be deemed to include that which most approximates in that jurisdiction to the English legal term.

1.8 Any reference to "writing" or "written" includes faxes and any non-transitory form of visible reproduction of words.

1.9 It is intended that the rights and obligations of Managers which are described in this Agreement shall apply to those Managers who are not parties to this Agreement by their entering into a Deed of Adherence with the parties to this Agreement as envisaged in CLAUSE 19.

1.10 References to times of the day are to London time and references to a day are to a period of 24 hours running from midnight to midnight.

2.   GRANT OF OPTIONS

2.1 TCC grants to each of the Optionholders an option exerciseable in respect of the First Tranche during the First Put Option Period and in respect of the Second Tranche during the Second Put Option Period to require TCC to purchase the Remaining Shares ("Put Options") and each of the Optionholders grants to TCC an option exerciseable in respect of the First Tranche during the First Call Option Period and in respect of the Second Tranche during the Second Call Option Period to require the Optionholders to sell to TCC the Remaining Shares respectively held by them ("Call Options"), such Options to be exercised in respect of the First Tranche at the First Option Price and in respect of the Second Tranche at the Second Option Price.

2.2 The Options shall only be exerciseable as regards the First Tranche and the Second Tranche in respect of all of the holdings of shares of the Optionholders in the respective tranches and shall not be capable of being exercised in respect of part of those holdings.

2.3 The completion of the exercise of either a Put Option or a Call Option in respect of the First Tranche or the Second Tranche (as the case may be) shall determine all rights in connection with the other in respect of that Tranche.

2.4 The Put Options shall be exerciseable by the relevant Optionholders serving upon TCC an Exercise Notice which shall thereupon become binding upon TCC in respect of that Optionholders' Remaining Shares comprised in the First Tranche or the Second Tranche (as the case may be).


2.5 The Call Options shall be exerciseable by TCC serving upon the Optionholders or any of them an Exercise Notice which shall thereupon become binding upon the Optionholder concerned in respect of that Optionholders' Remaining Shares comprised in the First Tranche or the Second Tranche (as the case may be).

2.6 An Exercise Notice when served (whether upon TCC or any of the Optionholders) shall be irrevocable.

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2.7  Completion shall be held within 3 Business Days of the end of the relevant period at the registered office of AVH. At Completion the Optionholders in receipt of an Exercise Notice in respect of a Call Option and the Managers who have served an Exercise Notice in respect of a Put Option shall deliver to TCC definitive share certificates for the Remaining Shares the subject of the Call Option or the Put Option (as the case may be) together with duly executed transfers of shares in favour of TCC (or as it may direct) and TCC shall pay to the Managers' Solicitors by telegraphic transfer the aggregate of the consideration (calculated at the First Option Price or the Second Option Price, as the case may be) payable in respect of such of those Remaining Shares comprised in the First Tranche or the Second Tranche (as the case may be) as have been the subject of an Exercise Notice. The receipt by the Managers' Solicitors shall be binding upon each of the Optionholders and TCC shall not be concerned with the distribution of such consideration amongst the Optionholders (or any of them).

2.8 If any Optionholder shall fail to deliver duly executed transfers of the Remaining Shares the subject of an Exercise Notice at Completion (whether in respect of the First Tranche or the Second Tranche) and certificates of title thereto such Optionholder hereby irrevocably authorises and appoints TCC (acting by any director of TCC or any person duly authorised by the directors of TCC) as his attorney to execute on his behalf any such transfer of Remaining Shares and any indemnity for any documents of title not so delivered.

3.   OPTION ACCOUNTS

3.1  Preparation of Option Accounts

     3.1.1 Forthwith after approval by AVH of its statutory consolidated accounts for the Balance Sheet Date in each of the years ending 31 October 1998, 1999 and 2000, TCC shall procure that Option Accounts are prepared for the Group for the relevant year. TCC shall procure that the Option Accounts are submitted to the Managers for review within 60 days after the end of the financial year. TCC may involve AVH's Accountants in the preparation of the Option Accounts and the Managers may require the Managers' Accountants to review the same. TCC shall pay the charges of AVH's Accountants and the Managers shall pay the charges of the Managers' Accountants.

     3.1.2 If TCC shall fail to procure the preparation of Option Accounts in accordance with CLAUSE 3.1.1 the Managers may procure the same at TCC's expense.

     3.1.3 The Option Accounts shall comprise the statutory consolidated accounts of AVH for the financial years ending on the Balance Sheet Date in each of 1998, 1999 and 2000 adjusted in accordance with the provisions of SCHEDULE 2.

     3.1.4 Unless within 21 days (or such longer period or shall be agreed between Mr. Galley on behalf of the Managers and TCC) after receipt of the version of the Option Accounts pursuant to CLAUSE 3.1.1 Mr Galley on behalf of the Managers notifies TCC in writing of any disagreement or

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           difference of opinion relating to the Option Accounts, the parties shall be deemed to have accepted such accounts as accurate.

     3.1.5 If within the period of 21 days referred to in CLAUSE 3.1.4 or such longer period as shall have been agreed Mr Galley on behalf of the Managers notifies TCC of any disagreement or difference of opinion relating to the Option Accounts ("Notice of Disagreement") and if they are able to resolve such disagreement or difference of opinion within 21 days of the Notice of Disagreement (or such longer period as shall be agreed between Mr. Galley on behalf of the Managers and
           TCC), the parties shall be deemed to have accepted the Option Accounts as accurate.

     3.1.6 If TCC and Mr Galley on behalf of the Managers is unable to reach agreement within 21 days of the Notice of Disagreement or such longer period as shall have been agreed, the matter in dispute shall be referred to the decision of an independent chartered accountant (the "Independent Accountant") to be appointed (in default of a nomination by agreement between TCC and Mr Galley on behalf of the Managers) by the President for the time being of the Institute of Chartered Accountants in England and Wales.

     3.1.7 The Independent Accountant shall act as an expert and not as arbitrator, the Arbitration Acts 1950 and 1979 shall not apply and his decision on the matter in dispute shall (in the absence of manifest error) be final and binding on TCC and the Managers. The costs of the Independent Accountant shall be apportioned between TCC and the Managers as the Independent Accountant shall decide but each party shall be responsible for its own costs for presenting its case to the Independent Accountants.

     3.1.8 TCC shall and shall procure that AVH's Accountants (if they have been involved) shall give the Managers and the Managers' Accountants unrestricted access to all working papers (with the right to take copies) during the planning, execution and finalisation of the Option Accounts and TCC agrees that the Managers' Accountants shall be at liberty to disclose to the Managers any information and copies of any documents which they receive by virtue of this clause.

4.   PRINCIPAL AMOUNT AND OPTION PRICES

4.1 Within 3 Business Days of the agreement or determination of the Option Accounts for the financial year ending on the Balance Sheet Date in 2000 TCC shall notify the Managers of the Principal Amount and the Option Prices. Unless within 7 Business Days after receipt of such notification Mr Galley on behalf of the Managers notifies TCC in writing of any disagreement or difference of opinion relating to the Principal Amount and the Option Prices the parties shall be deemed to have accepted them.

4.2 If within the period of 7 Business Days referred to in CLAUSE 4.1 the Managers notify TCC of any disagreement or difference of opinion relating to the Principal Amount and the Option Prices ("Notice of Price Disagreement") and if TCC and Mr Galley on behalf of the Managers are able to resolve such disagreement or difference of

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     opinion within 7 Business Days of the Notice of Price Disagreement, the
     parties shall be deemed to have accepted the Principal Amount and the Option Prices.

4.3 If TCC and Mr Galley on behalf of the Managers are unable to reach agreement within 7 Business Days of the Notice of Price Disagreement, the matter in dispute shall be referred to the decision of an independent chartered accountant to be appointed in the same manner and upon the same terms as the Independent Accountant referred to in CLAUSES 3.1.6 and 3.1.7.

4.4 On or prior to the expiry of the period of seven Business Days from the date of the determination of the Principal Amount of the EOLN and the Option Prices AVH will enter into the instrument constituting the EOLN and issue the EOLN for the Principal Amount on the basis that the payment date for the Principal Amount pursuant to the terms of the EOLN is such date as is 6 months and 2 days after the date of issue of the EOLN.

5.   DECISIONS BY THE BOARD

5.1 Subject as provided in CLAUSE 5.2 below and save as required by law, all decisions concerning AVH and any Subsidiary shall be taken by the Board. A simple majority of the Directors, which majority must include at least one A Director and one B Director, shall be required in respect of any decision by the Board to undertake any of the following:

     5.1.1 any decision to issue, sell, pledge, dispose of or create any encumbrance over any of the shares in AVH or any of the Subsidiaries;

     5.1.2 any split, combination or reclassification of the shares of any of AVH or the Subsidiaries;

     5.1.3 any declaration or payment of any dividend or distribution by AVH;

     5.1.4 the redemption, purchase or other acquisition by AVH or any of the Subsidiaries of any of their respective shares;

     5.1.5 the transfer by any Subsidiary of any shares, assets or liabilities of any Subsidiary to any other Subsidiary except that this shall not prohibit the conduct of business between Subsidiaries pursuant to agreements currently in force at the date hereof;

     5.1.6 the sale, pledge, disposition or creation of any encumbrance over any material asset of AVH or any of the Subsidiaries;

     5.1.7 any amendment or proposal to amend the memorandum or articles of association of AVH or any of the Subsidiaries;

     5.1.8 the adoption by AVH or any of the Subsidiaries of a plan of liquidation or the passing of any resolutions providing for the liquidation, dissolution, merger, consolidation or other reorganisation of AVH or the Subsidiaries;

     5.1.9 the acquisition by AVH or any of the Subsidiaries of any corporation, partnership or other business organisation or division thereof or any

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           material investment by AVH or any of the Subsidiaries in any other individual or entity;

     5.1.10 the release or relinquishment by AVH or any of the Subsidiaries of any material contractual rights;

     5.1.11 engaging in any activities or entering into any agreements not related to the contact lens business; and

     5.1.12 the offer of employment to, or dismissal of, a Level 1/Level 2 employee by AVH or any of the Subsidiaries save for the prospective offers to be made pursuant to the business plan in existence at the date hereof.

     EXCEPT THAT the consent of one B Director shall not be required for the payment to AVH of dividends from any of the Subsidiaries nor the payment of dividends or interest by AVH to TCC provided that any such payment by AVH has been made pursuant to professional written advice received by TCC and/or AVH and a copy of such advice has been previously submitted to Mr. Galley and provided that the effect of any such payment by AVH shall be excluded for the purpose of preparing the Option Accounts.

5.2 In the event that either the annual sales or the net income of AVH and the Subsidiaries, calculated in accordance with the provisions of SCHEDULE 2 below, falls below 70% of the targets set out in SCHEDULE 4, then TCC may require the B Directors to resign as Directors but such persons as resign as B Directors shall retain the right to attend and be heard at board meetings as observers but not vote (without prejudice to any contracts of employment they may have) and TCC may appoint further Directors with the right to vote in their place.

6.   DIRECTORS

6.1 The maximum number of Directors holding office at any time shall be five unless otherwise agreed in writing by TCC and Mr Galley.

6.2 TCC shall be entitled to appoint three Directors and at any time to require the removal or substitution of any Director so appointed. The Directors so appointed shall be designated as A Directors.

6.3 Subject to CLAUSE 6.4 below, Mr. Galley shall be entitled for a period of three years from the date hereof to appoint two Directors and at any time to require the removal or substitution of any Director so appointed. The Directors so appointed by Mr. Galley shall be designated as B Directors.

6.4 Mr. Galley may not exercise his right to appoint any B Director without obtaining the prior written approval of TCC as regards the identity of the Director proposed to be appointed.

6.5 By execution of this Agreement TCC hereby designates Messrs Thomas Bender, Gregory Fryling and, subject to a further notice being given to Mr. Galley, Guy Billington as A Directors.

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6.6  By execution of this Agreement Mr. Galley hereby appoints himself and Mr.
     Barrie Bevis as B Directors.

6.7 If TCC or Mr. Galley shall, pursuant to the Articles of Association of AVH, determine the appointment of any Director, TCC or Mr. Galley (as the case may be) shall indemnify AVH against any claim which may be made by such a Director against AVH directly or indirectly arising from such determination.

7.   TRANSFERS OF SHARES

7.1 Save as is mentioned in CLAUSE 7.2 below, neither TCC nor any of the Managers shall create or permit to subsist any pledge, lien or charge over, or grant any option or other rights or dispose of any interest (whether legal or equitable) in, any or all of the shares in the capital of AVH from time to time held by them respectively and any person in whose favour any such pledge, lien or charge is created or permitted to subsist or such option or rights are granted or such interest is disposed of shall be subject to and bound by the same limitations and provisions as embodied in this Agreement.

7.2  CLAUSE 7.1 above shall not apply to:

     7.2.1 the charge over shares in the capital of AVH entered into on the date hereof by TCC in favour of Mr Galley as trustee for the Noteholders (as the same are therein defined);

     7.2.2 any transfer of shares in the capital of AVH from TCC to any Affiliates of The Cooper Companies, Inc.

     PROVIDED THAT in the case of 7.2.2 the transferee previously agrees by deed to be bound by the provisions of this agreement

8.   ASSIGNMENT

8.1 No party may assign the benefit of this Agreement whether absolutely or by way of security except in the case of an absolute assignment of all or part by TCC to an Affiliate of TCC and provided and so long as it remains an Affiliate (failing which the benefit of this Agreement shall no longer be available to such assignee nor to any assignor) save that TCC may assign such benefit absolutely or by way of security to a person other than an Affiliate of AVH with the prior consent in writing of the Vendor such consent not to be unreasonably withheld or delayed and any purported assignment in contravention of this clause shall be ineffective.

8.2 Subject to CLAUSE 8.1, this Agreement shall be binding upon and ensure for the benefit of the personal representatives and assigns and successors in title of each of the parties.

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9.   WAIVER, VARIATION AND RELEASE

9.1 No omission to exercise or delay in exercising on the part of any party to this Agreement any right, power or remedy provided by law or under this Agreement shall constitute a waiver of such right, power or remedy or any other right, power or remedy or impair such right, power or remedy. No single or partial exercise of any such right, power or remedy shall preclude or impair any other or further exercise thereof or the exercise of any other right, power or remedy provided by law or under this Agreement.

9.2 Any waiver of any right, power or remedy under this Agreement must be in writing and may be given subject to any conditions thought fit by the grantor. Unless otherwise expressly stated any waiver shall be effective only in the instance and only for the purpose for which it is given.

9.3 No variation to this Agreement shall be of any effect unless it is agreed in writing and signed by or on behalf of each party.

10.  COSTS AND EXPENSE

     Save as otherwise stated in this Agreement, each party shall pay its own costs and expenses in relation to the negotiation, preparation, execution and carrying into effect of this Agreement and other agreements forming part of the transaction.

11.  NOTICES

11.1 Any communication to be given in connection with the matters contemplated by this Agreement shall except where expressly provided otherwise be in writing and shall either be delivered by hand or sent by first class pre-paid post or sent by air mail. Delivery by courier shall be regarded as delivery by hand.

11.2 Such communication shall be sent to the address of the relevant party referred to in this Agreement or to such other address as may previously have been communicated to the other parties in accordance with this clause. Each communication shall be marked for the attention of the relevant person.

11.3 A communication shall be deemed to have been served:-

     11.3.1 if delivered by hand at the address referred to in CLAUSE 11.2, at the time of delivery;

     11.3.2 if sent by first class pre-paid post to the address referred to in CLAUSE 11.2, at the expiration of two clear days after the time of posting; and

     11.3.3 if sent by air mail to the address referred to in CLAUSE 11.2, at the expiration of five clear days after posting.

     If a communication would otherwise be deemed to have been delivered outside of normal business hours (being 9:30 a.m. to 5:30 p.m. on a Business Day) in the time zone of the territory of the recipient under the preceding provisions of this clause,

                                       12


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     it shall be deemed to have been delivered at the opening of business on the next Business Day.

11.4 In proving service of the communication, it shall be sufficient to show that delivery by hand was made or that the envelope containing the communication was properly addressed and posted as a first class pre-paid letter or air mail letter.

11.5 A party may notify the other parties to this Agreement of a change to its name, relevant person, address or facsimile number for the purposes of CLAUSE 11.1 PROVIDED THAT such notification shall only be effective on:-

     11.5.1 the date specified in the notification as the date on which the change is to take place; or

     11.5.2 if no date is specified or the date specified is less than five clear Business Days after the date on which notice is deemed to have been served, the date falling five clear Business Days after notice of any such change is deemed to have been given.

12.  COUNTERPARTS

12.1 This Agreement may be executed in any number of counterparts and by the parties on different counterparts, but shall not be effective until each party has executed at least one counterpart.

12.2 Each counterpart shall constitute an original of this Agreement but all the counterparts shall together constitute one and the same Agreement.

13.  LANGUAGE

13.1 This Agreement is drawn up in the English language and if this Agreement is translated into any language other than English, the English language text shall prevail.

13.2 Each notice, instrument, certificate or other communication to be given by one party to another hereunder or in connection with this Agreement shall be in the English language (being the language of negotiation of this Agreement) and in the event that such notice, instrument, certificate or other communication or this Agreement is translated into any other language, the English language text shall prevail.

14.  INVALIDITY

     Each of the provisions of this Agreement is severable. If any such provision is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity or enforceability in that jurisdiction of the remaining provisions of this Agreement of that provision or any other provision of this Agreement, shall not in any way be affected or impaired thereby.

                                       13


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15.  DURATION

     This Agreement shall continue in full force and effect for so long as any of the Managers owns any of the Remaining Shares and/or has options outstanding over Shares under the terms of the Scheme and shall thereafter forthwith terminate without prejudice to any claims accrued to that date.

16.  THE TERMS OF THIS AGREEMENT TO PREVAIL

     In the event of ambiguity or conflict arising between the terms of this Agreement and those of AVH's memorandum of association or the Articles, the terms of this Agreement shall prevail as between TCC and the Managers and TCC and the Managers shall exercise such voting rights and other powers available to them to give full force and effect to this Agreement including, without limitation, to amend AVH's and any Subsidiary's memorandum and articles of association to the extent reasonably necessary to remove such ambiguity or conflict

17.  THIS AGREEMENT NOT TO CONSTITUTE A PARTNERSHIP

     The arrangements contained in this Agreement constitute a single joint venture between TCC and the Managers. None of the provisions of this Agreement shall be deemed to constitute a partnership between TCC and the Managers or any other party at any time or, save as expressly provided herein, to constitute any party the agent of the other or to have any authority to bind the others in anyway except as expressly provided.

18.  CONFIDENTIALITY

18.1 The Managers each hereby undertake with AVH and TCC that they shall both during and after the term of this Agreement keep confidential, and not reveal, report, publish, disclose or transfer or use for their own or any other purposes Confidential Information except:-

     18.1.1 in the circumstances set out in CLAUSE 18.2; or

     18.1.2 to the extent otherwise expressly permitted by this Agreement; or

     18.1.3 with the prior consent in writing of the party to whose affairs such Confidential Information relates.

18.2 The circumstances referred to in CLAUSE 18 above are:-

     18.2.1 where the Confidential Information, before it is furnished to, or comes into the knowledge or possession of, the Manager, is in the public domain; or

     18.2.2 where the Confidential Information, after it is furnished to or comes into the knowledge or possession of the Manager enters the public domain otherwise than as a result of (a) a breach by the Manager of its obligations in this CLAUSE 18 or (b) a breach by the person who disclosed that

                                       14


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            Confidential Information of his confidentiality obligation and the
            Manager is aware of such breach; or

     18.2.3 if and to the extent the Manager makes disclosure of the Confidential Information to any person:

            (a) in compliance with any requirement of law; or

            (b) in response to a requirement of the Stock Exchange or the Panel on Take-overs and Mergers or any other applicable competent authority to which the Manager is subject where such requirement has the force of law; or

            (c) in order to obtain tax or other clearances or consents from the
                Inland Revenue or other relevant taxing or regulatory authorities; or

     18.2.4 to the consultants and professional advisers of the Vendor, in each case on the basis that they will comply with the Manager's obligations of confidence hereunder,

     PROVIDED THAT any such information disclosable pursuant to CLAUSES 18.2.3
     (a), (b) OR (c) shall be disclosed to the extent permitted by law and only after consultation with the other party.

18.3 The restrictions contained in this clause shall continue to apply after the Completion without limit in time.

19.  DEED OF ADHERENCE

     Each of the parties hereto undertakes to enter into a Deed of Adherence with a Manager who is not a party to this Agreement in the circumstances described in rule 3.5 of the Scheme.

20.  GOVERNING LAW AND JURISDICTION

20.1 English law

     This Agreement shall be governed by and construed in accordance with English law.

20.2 Courts of England and Wales

     The parties to this Agreement irrevocably agree that the courts of England shall have the non-exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and that accordingly any Proceedings may be brought in such courts.

20.3 Acceptance

                                       15


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20.4 For the avoidance of doubt, the Managers, AVH and TCC expressly and specifically agree and accept the terms of this clause and sign below in recognition of this fact.

IN WITNESS of which all of the parties hereto have executed this document as a deed and have delivered it upon dating it.




                                       16


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                                   SCHEDULE 1

                    (1)                           (2)
                    ---                           ---

             Name and address               Options over
             ----------------               Remaining Shares
                                            ----------------
             Trevor Brooker                       800

             Barrie Bevis                         400

             Ivor Atkinson                        100

             Ron Poole                            200

             Ian McDermott                        200

             Giacomo Grassi                       200

             Fabrizio Lambertini                  200

             David Cooper                         100

             Glenn Carroll                        100

             Michael Kelly                        100

             Ian Bussey                           100

             Ray Hilliard                          75

             Keith Edwards                         75

             Gary Cheater                          75

             Brian Ford                            75

             Gary Breslin                          75

             Marguerite May                        75

             Keith Askew                           50

             Deborah Garrett                       50

             Malcolm Wade                          50

             Colin Vokes                           50

             Martin Lush                           50

                                       i


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                                   SCHEDULE 2

                Part 1 - Basis for preparation of Option Accounts

1.   General Requirements

     Subject to the provisions set out below, the Option Accounts shall be prepared under the historical cost convention and in accordance with accounting principles generally accepted in the United Kingdom (including Accounting Standards) and, subject as aforesaid, on a basis consistent with the balance sheets and profit and loss accounts of each company within the Group (other than AVH) made up to 31 March 1997.

2.   Balance Sheet

2.1 For the purpose of preparing the balance sheet in the Option Accounts the following principles shall be applied:-

     2.1.1 sums receivable in respect of debtors shall not be included at sums higher than the amounts collectable, making appropriate provision for doubtful debts;

     2.1.2 stocks and work-in-progress shall be valued at the lower of cost and net realisable value;

     2.1.3 liabilities shall include accruals at the close of business on the date of the Option Accounts;

     2.1.4 immovable property and other fixed assets shall be included at their net book value as at the less depreciation at rates calculated to write off the cost of the assets over the following periods:

           (a)  plant and machinery           3-7 years;

           (b)  fixtures and fittings         3-7 years;

           (c) motor vehicles                   4 years;

           (d) short leasehold properties     the term of the lease;

     2.1.5 adequate provision shall be made for all taxation, including deferred taxation.

3.   Profit and loss account

     Unless already taken into account, the following principles shall be observed in drawing up the profit and loss account of the Group which is to form part of the Option Accounts:-

                                       ii


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     3.1  there shall be excluded any profits, gains or losses arising from any disposal of any immovable property or from any revaluation of immovable property or surpluses or deficits arising on currency transactions, whether or not such profits, gains, losses, surpluses or deficits are treated in the said accounts as items of an extraordinary or exceptional nature;

     3.2 depreciation shall be deducted on the basis and by reference to the rates mentioned in PARAGRAPH 2.1.4 above;

     3.3 any taxation on profits and any subvention or other payment to any other company in lieu of payment of any such tax or in consideration of a surrender of group relief by the other company shall not be deducted; and

     3.4 the profits or losses shall be computed before paying any dividends by AVH or making appropriations of profit or allocations to or from reserves and before deducting any extraordinary item or making any prior year adjustment, as defined in SSAP 6.

4. Exclude interest costs on monies borrowed by AVH to effect the acquisition of the Subsidiaries and amortisation of good will.

5.   Exclude:

     - fees for technical services provided by TCC for the Group and which are not agreed by Mr. Galley;

     - the impact of any of the matters referred to in paragraph 4 Part 2 below and which have not been approved by the B Directors.

6.   The price of goods sold by AVC to Cooper shall be as follows:-

          T60 and BP55 products as per current agreement;

          T43 (spherical) at cost and 10% of gross margin (i.e. 10% of difference between TCC selling price and COGS e.g. if product sold at $4.00 and COGS is $1.00 transfer price is $1.30);

          Disposable toric transfer price is cost and 20% of gross margin (see above explanation);

          Hybrid lenses at a transfer price to be agreed between TCC and Mr. Galley.

7. Interest on funds provided by TCC to the Group for loan or working capital purposes shall be included and shall be deemed to accrue at 9% per annum up to 'L'5,000,000 and at 10% per annum for funds in excess of that amount.

8. Changes in business activities in the form of the Group acquiring new business from TCC or third parties etc. to be included or excluded on terms to be agreed between TCC and Mr. Galley on behalf of the Managers.

                                      iii


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                            Part 2 - Adjusting Events

1. If the A Directors determine that AVH or any of the Subsidiaries shall undertake any of the matters in CLAUSE 5.1 or in PARAGRAPH 4 below then:-

1.1 subject to PARAGRAPH 1.2 below, if the B Directors (on behalf of the Managers) shall approve any such matters their effect shall be taken into account in the preparation of the Option Accounts and the calculation of the Principal Amount, the First Option Price and the Second Option Price; but

1.2 if the B Directors (on behalf of the Managers) shall object to any such matters or shall agree to such matters but only on the condition that the effect of such matters be excluded from the Option Accounts their effect shall be excluded from the Option Accounts and the calculation of the First Option Price and the Second Option Price.

2. If the A Directors (on behalf of TCC) and the B Directors (on behalf of the Managers) are unable to agree on the method by which the effect of any of the matters in PARAGRAPH 4 below is to be taken into account or excluded from the Option Accounts points in dispute shall be referred to the decision of an independent chartered accountant (the "Independent Accountant") to be appointed (in default of nomination by agreement between the A Directors and the B Directors) by the President for the time being of the Institute of Chartered Accountants in England and Wales.

3. The Independent Accountant shall act as an expert and not as an arbitrator, the Arbitration Acts 1950 and 1979 shall not apply and his decision on the matter in dispute shall (in the absence of manifest error) be final and binding on TCC and the Managers. The costs of the Independent Accountant shall be apportioned between TCC and the Managers as the Independent Accountant shall decide but each party shall be responsible for its own costs of presenting its case to the Independent Accountant.

4. The matters which may lead to an adjustment to the preparation of the Option Accounts are those matters listed in CLAUSE 5.1 of the Agreement and in addition are:-

4.1 AVH or any of the Subsidiaries incurring any lease obligations, indebtedness for borrowed money or issuing any debt securities or assuming, guaranteeing or endorsing the obligations of any other individual entity in an amount that, individually or in the aggregate, exceeds 'L'100,000;

4.2 the taking of any action which is other than consistent with best practice with respect to the grant of any severance or termination pay to employees or with respect to any increase of benefits payable under any severance or termination pay policies or agreements of the Subsidiaries in effect at the date of this Agreement;

4.3 the adoption of or amendment to any bonus, profit sharing, compensation, share option, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, fund or other arrangement for the benefit

                                       iv


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


     or welfare of any employee of AVH or any of the Subsidiaries, or any increase in any manner in the compensation or fringe benefits of any employee or payment of any benefit to any employee not required by any existing plan, arrangement or Agreement;

4.4 the making of any tax election or claim or settlement or compromise of any material tax liability of AVH or any of the Subsidiaries;

4.5 the hiring of any Level 1/ Level 2 employees by AVH or any of the Subsidiaries;

4.6 any purchase of equipment by AVH or any of the Subsidiaries in excess of 'L'75,000;

4.7 the making of any loans to any employees or officers of AVH or any of the Subsidiaries;

4.8 entering into any royalty or original equipment manufacturers agreements by AVH or any of the Subsidiaries that would have a significant impact on the sales activities of AVH or the Subsidiaries or Cooper Vision;

4.9 the termination by any of the Subsidiaries of any existing contractual obligations and relationships with customers and/or distributors;

4.10 any grant by AVH or any of the Subsidiaries of any original equipment manufacturing sub-contract arrangements;

4.11 the giving of assistance by AVH or any of the Subsidiaries to third party manufacturers and/or subcontract licensees;

4.12 the instigation of any legal action which is likely to result in AVH or any of the Subsidiaries incurring expenses in excess of 'L'30,000.

     PROVIDED THAT any of the matters listed above may be undertaken by resolution of a simple majority of the Directors without the need for an A Director or a B Director to vote in favour of the resolution where such matters are provided for in the business plan provided by Mr. Galley at the date hereof.

                                       v


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                                   SCHEDULE 3

1. Each of the First Option Price and the Second Option Price for each Remaining Share shall be calculated by reference to the following:-

                                   (A + B + C)
                                   -----------
                                     10,000


     where

     A = Ten per cent. of the pre-tax profits (or losses) of the Group as shown by the Option Accounts for each of the financial years ending on the Balance Sheet Date in each of 1998, 1999 and 2000 multiplied by a factor of 2.07, 2.07 and 8.28 respectively. Net losses shall be treated as a negative number and deducted from net profits for the purpose of the calculation. In no circumstances can A itself be a negative number.

     B =  'L'5,000,000.

     C = half of the post tax savings realised by CooperVision from a manufacturing improvement introduced by the Group to CooperVision, such savings being the saving accruing to CooperVision in the first year of the use of such improvement.

     PROVIDED ALWAYS THAT if the turnover for the Group falls below 'L'250,000,000, 'L'27,500,000, and 'L'30,250,000 in the years ending on 31
     October in 1998, 1999 and 2000 respectively, the First Option Price and the Second Option Price for each Remaining Share shall be the nominal value
     (10p) of each such Share.

2. The Principal Amount of the EOLN shall be calculated by reference to the following:-

                                (A + B + C) - Z

     where

     A and B = are as defined above.

     Z = the aggregate amount calculated pursuant to paragraph 1 above to acquire all the Remaining Shares.

                                       vi


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                                   SCHEDULE 4

1.   Targets for annual sales and profit before taxes of the Group.

     YEAR ENDING 31 OCT                 1998         1999        2000

     Sales targets ('L'000)            27,098       34,015      42,213
     Profit before taxes ('L'000)       5,559        6,487       8,713




                                      vii


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


Signed by ANTONY DAVID GALLEY            )
and delivered as a Deed in the           )
presence of:                             )





Signed and delivered as a Deed           )
by ASPECT VISION HOLDINGS LIMITED        )
acting by:-                              )


       Director


       Director/Secretary



Signed and delivered as a Deed           )
by THE COOPER COMPANIES, INC.            )
acting by its duly authorised            )
representative [                       ] in    )
accordance with the laws of the territory      )
in which THE COOPER COMPANIES, INC       )
is incorporated                          )


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